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Exhibit 99.1

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ITEM 1. BUSINESS

Note:    The information contained in this Item has been updated for the change to reportable segments discussed in the Notes to Financial Statements. This Item has not been updated for any other changes since the filing of the 2013 Annual Report on Form 10-K (“2013 Form 10-K”). For significant developments since the filing of the 2013 Form 10-K, refer to Microsoft’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

OPERATING SEGMENTS

During the first quarter of fiscal year 2014, we changed our organizational structure as part of our transformation to a devices and services company. As a result of these changes, information that our chief operating decision maker regularly reviews for purposes of allocating resources and assessing performance changed. Therefore, beginning in fiscal year 2014, we are reporting our financial performance based on our new segments; Devices and Consumer (“D&C”) Licensing, D&C Hardware, D&C Other, Commercial Licensing, and Commercial Other.

Our segments provide management with a comprehensive financial view of our key businesses. The segments enable the alignment of strategies and objectives across the development, sales, marketing, and services organizations, and they provide a framework for timely and rational allocation of development, sales, marketing, and services resources within businesses. Additional information on our operating segments and geographic and product information is contained in Note 21 – Segment Information and Geographic Data of the Notes to Financial Statements (see Exhibit 99.3 of this Form 8-K).

Devices and Consumer

Our D&C segments develop and market products and services designed to entertain and connect people, increase personal productivity, help people simplify tasks and make more informed decisions online, and help advertisers connect with audiences. D&C is made up of the D&C Licensing, D&C Hardware, and D&C Other segments.

D&C Licensing

The principal products and services provided by the D&C Licensing segment are: original equipment manufacturer (“OEM”) licensing (“Windows OEM”) and other non-volume licensing and academic volume licensing of the Windows operating system and related software (collectively, “Consumer Windows”); non-volume licensing of Microsoft Office, comprising the core Office product set, for consumers (“Consumer Office”); and Windows Phone.

The Windows operating system is designed to empower individuals, companies, and organizations to simplify everyday tasks through seamless operations across the user’s hardware and software. Windows 8 is the first version of the Windows operating system that supports both x86 and ARM chip architectures and that focuses on touch. With this version, Windows is able to scale across more form factors, including devices that have high performance computing capabilities and mobile devices designed for consuming information and media. The general availability of Windows 8 and Windows 8.1 started on October 26, 2012 and October 17, 2013, respectively.

Consumer Windows revenue growth is impacted significantly by the number of Windows operating system licenses purchased by OEMs, which they pre-install on the devices they sell. In addition to computing device market volume, Consumer Windows revenue is impacted by:

•	the proliferation of new computing devices that emphasize touch and mobility functionality;

•	device market changes driven by shifts between developed markets and emerging markets;

•	attachment of Windows to devices shipped;

•	changes in inventory levels within the OEM channel;

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•

pricing changes and promotions, pricing variation that occurs when the mix of devices manufactured shifts from local and regional system builders to large, multinational OEMs, and different pricing of Windows versions licensed; and

•	sales of packaged software.

The versions of Office included within our D&C Licensing segment are designed to increase personal productivity through a range of programs, services, and software solutions. Growth depends on our ability to add value to the core product set and to continue to expand our product offerings in other areas such as content management and collaboration. This revenue generally is affected by the level of PC shipments and product launches.

Windows Phone is designed to bring users closer to the people, applications, and content they need, while providing unique capabilities such as Microsoft Office and Xbox LIVE. Through a strategic alliance, Windows Phone and Nokia are jointly creating new mobile products and services and extending established product and services to new markets. Windows Phone revenue also includes revenue from licensing mobile-related patents.

Competition

The Windows operating system faces competition from various software products and from alternative platforms and devices, mainly from Apple and Google. We believe Windows competes effectively by giving customers choice, value, flexibility, security, an easy-to-use interface, compatibility with a broad range of hardware and software applications, including those that enable productivity, and the largest support network for any operating system.

Competitors to the versions of Office included within D&C Licensing include software application vendors such as Apple, Google, and numerous Web-based competitors as well as local application developers in Asia and Europe. Apple distributes versions of its application software products with various models of its PCs and through its mobile devices and has a measurable installed base for these pre-installed applications, such as email, note taking, and calendar. Google provides a hosted messaging and productivity suite. Web-based offerings competing with individual applications can also position themselves as alternatives to our products. We believe our products compete effectively based on our strategy of providing powerful, flexible, secure, easy to use solutions that work well with technologies our customers already have.

Windows Phone faces competition primarily from Apple, Google, and Blackberry primarily on the basis of product quality and variety, unique capabilities of our products, timing of product releases, and effectiveness of distribution and marketing.

D&C Hardware

The principal products and services provided by the D&C Hardware segment are: Xbox 360 gaming and entertainment console and accessories, second-party and third-party video games, and Xbox LIVE subscriptions (“Xbox Platform”); Surface; and Microsoft PC accessories.

The Xbox Platform is designed to provide a unique variety of entertainment choices through the use of our devices, peripherals, content, and online services.

The general availability of Surface RT started on October 26, 2012. The general availability of Surface Pro started on February 9, 2013.

Competition

Our Xbox gaming and entertainment business competes with console platforms from Nintendo and Sony, both of which have a large, established base of customers. The lifecycle for gaming and entertainment consoles averages five to 10 years. We released Xbox 360 in November 2005. Nintendo and Sony released competing versions of their

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game consoles in November 2006. In September 2013, we announced that our next generation console, Xbox One, will be available for purchase on November 22, 2013. Sony also announced their next generation console will be available for purchase in late 2013. Nintendo released their latest generation console in November 2012.

We believe the success of gaming and entertainment consoles is determined by the availability of games for the console, providing exclusive game content that gamers seek, the computational power and reliability of the console, and the ability to create new experiences via online services, downloadable content, and peripherals. In addition to Nintendo and Sony, our businesses compete with both Apple and Google in offering content products and services to the consumer. We believe the Xbox Platform is positioned well against competitive products and services based on significant innovation in hardware architecture, user interface, developer tools, online gaming and entertainment services, and continued strong exclusive content from our own game franchises as well as other digital content offerings.

Surface devices and our PC accessories face competition from computer, tablet, and other hardware manufacturers, many of which are also current or potential partners and customers.

D&C Other

The principal products and services provided by the D&C Other segment are: Resale, including the Windows Store, Xbox LIVE transactions, and the Windows Phone Store; search advertising; display advertising; Subscription, comprising Office 365 Home Premium; Studios, comprising first-party video games; and our retail stores.

The Windows 8 and Windows Phone operating systems include the Windows Store and Windows Phone Store, which are online application marketplaces. These marketplaces are designed to benefit our developers and partner ecosystems by providing access to a large customer base and benefits Windows users by providing centralized access to certified applications.

Search and display advertising includes Bing, Bing Ads, MSN, Windows Services, and Xbox ads. We are the exclusive algorithmic and paid search platform for Yahoo! websites worldwide. We have completed the Yahoo! worldwide algorithmic transition and the paid search transition in the U.S. and several international markets, and are transitioning paid search in the remaining international markets. We have expanded Bing beyond a standalone consumer search engine, and have integrated the technology into other Microsoft products, including Windows 8, Microsoft Office, Xbox 360, and Windows Phone, to enhance those offerings. We plan to continue to incorporate Bing into our product and service portfolio.

Office 365 Home Premium is designed to increase personal productivity through a range of Microsoft Office programs and services offered in the cloud.

Competition

We face competition for our Resale products and services from products and services offered through various online marketplaces, including those operated by Amazon, Apple, and Google.

Our search and display advertising business competes with Google and a wide array of web sites and portals that provide content and online offerings to end users. Our success depends on our ability to attract new users, understand intent, and match intent with relevant content and advertiser offerings. We believe we can attract new users by continuing to offer new and compelling products and services and to further differentiate our offerings by providing a broad selection of content and by helping users make faster, more informed decisions and take action more quickly by providing relevant search results, expanded search services, and deeply-integrated social recommendations.

Competitors to Office 365 Home Premium are the same as those discussed above for Consumer Office.

Competitors to Studios are the same as those discussed above for our Xbox gaming and entertainment business.

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Commercial

Our Commercial segments develop and market software and services designed to increase individual, team, and organization productivity and efficiency, and to simplify everyday tasks through seamless operations across the user’s hardware and software. Commercial is made up of the Commercial Licensing and Commercial Other segments.

Commercial Licensing

The principal products and services provided by the Commercial Licensing segment are: server products, including Windows Server, Microsoft SQL Server, Visual Studio, and System Center; Windows Embedded; volume licensing of the Windows operating system, excluding academic (“Commercial Windows”); Microsoft Office for business, including Office, Exchange, SharePoint, and Lync (“Commercial Office”); Client Access Licenses, which provide access rights to certain server products (“CAL”); Microsoft Dynamics business solutions, excluding Dynamics CRM Online; and Skype.

Our server products are designed to make information technology professionals and developers and their systems more productive and efficient. Server software is integrated server infrastructure and middleware designed to support software applications built on the Windows Server operating system. This includes the server platform, database, business intelligence, storage, management and operations, virtualization, service-oriented architecture platform, security, and identity software. We also license standalone and software development lifecycle tools for software architects, developers, testers, and project managers. Revenue comes from product revenue, including purchases through volume licensing programs, licenses sold to OEMs, and retail packaged product.

Windows Embedded extends the power of Windows and the cloud to intelligent systems by delivering specialized operating systems, tools, and services.

Commercial Windows revenue is mainly affected by the demand of commercial customers for volume licensing and software assurance, including the number of information workers in a licensed enterprise, and is therefore relatively independent of the number of PCs sold in a given year.

The versions of Office within Commercial Licensing are designed to increase personal, team and organizational productivity through a range of programs, services, and software solutions. Commercial Office revenue is mainly affected by the demand for commercial customers for volume licensing and software assurance, including the number of information workers in a licensed enterprise, and is therefore relatively independent of the number of PCs sold in a given year.

CALs provide access rights to certain server products. CAL revenue is reported with the products and services covered by the respective license – server products and Office.

Microsoft Dynamics products provide business solutions for financial management, customer relationship management, supply chain management, and analytics applications for small and mid-size businesses, large organizations, and divisions of global enterprises. Revenue is largely driven by the number of information workers licensed.

Skype is designed to connect friends, family, clients, and colleagues through a variety of devices. Revenue is largely driven by the sale of credits, subscriptions, and advertising.

Competition

Our server operating system products face competition from a wide variety of server operating systems and applications offered by companies with a range of market approaches. Vertically integrated computer manufacturers such as Hewlett-Packard, IBM, and Oracle offer their own versions of the Unix operating system preinstalled on

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server hardware. Nearly all computer manufacturers offer server hardware for the Linux operating system and many contribute to Linux operating system development. The competitive position of Linux has also benefited from the large number of compatible applications now produced by many commercial and non-commercial software developers. A number of companies, such as Red Hat, supply versions of Linux.

We compete to provide enterprise-wide computing solutions and point solutions with numerous commercial software vendors that offer solutions and middleware technology platforms, software applications for connectivity (both Internet and intranet), security, hosting, database, and e-business servers. IBM and Oracle lead a group of companies focused on the Java Platform Enterprise Edition that compete with our enterprise-wide computing solutions. Commercial competitors for our server applications for PC-based distributed client/server environments include CA Technologies, IBM, and Oracle. Our Web application platform software competes with open source software such as Apache, Linux, MySQL, and PHP. In middleware, we compete against Java middleware such as Geronimo, JBoss, and Spring Framework.

Our system management solutions compete with server management and server virtualization platform providers, such as BMC, CA Technologies, Hewlett-Packard, IBM, and VMware. Our database, business intelligence, and data warehousing solutions offerings compete with products from IBM, Oracle, SAP, and other companies. Our products for software developers compete against offerings from Adobe, IBM, Oracle, other companies, and open-source projects, including Eclipse (sponsored by CA Technologies, IBM, Oracle, and SAP), PHP, and Ruby on Rails, among others.

Our embedded systems compete in a highly fragmented environment in which key competitors include IBM, Intel, and versions of embeddable Linux from commercial Linux vendors such as Metrowerks and MontaVista Software.

We believe our server products provide customers with advantages in performance, total costs of ownership, and productivity by delivering superior applications, development tools, compatibility with a broad base of hardware and software applications, security, and manageability.

Competitors to Commercial Windows are the same as those discussed above for Consumer Windows.

Commercial Office revenue growth depends on our ability to add value to the core product set and to continue to expand our product offerings in other areas such as content management, enterprise search, collaboration, unified communications, and business intelligence. Competitors to Commercial Office includes software application vendors such as Adobe, Apple, Cisco, Google, IBM, Oracle, SAP, and numerous Web-based competitors as well as local application developers in Asia and Europe. Apple distributes versions of its application software products with various models of its PCs and through its mobile devices and has a measurable installed base for these pre-installed applications, such as email, note taking, and calendar. Cisco is using its position in enterprise communications equipment to grow its unified communications business. IBM has a measurable installed base with its office productivity products. Google provides a hosted messaging and productivity suite. Web-based offerings competing with individual applications can also position themselves as alternatives to our products. We believe our products compete effectively based on our strategy of providing powerful, flexible, secure, easy to use solutions that work well with technologies our customers already have and are available on a device or via the cloud.

Our Microsoft Dynamics products compete with vendors such as Oracle and SAP in the market for large organizations and divisions of global enterprises. In the market focused on providing solutions for small and mid-sized businesses, our Microsoft Dynamics products compete with vendors such as Infor, Sage, and NetSuite. Salesforce.com’s on-demand CRM offerings compete directly with Microsoft Dynamics CRM on-premise offerings.

Skype competes primarily with Apple and Google, which offer a selection of instant messaging, voice, and video communication products.

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Commercial Other

The principal products and services provided by the Commercial Other segment are: Enterprise Services, including Premier product support services and Microsoft Consulting Services; Cloud Services, comprising Office 365, excluding Office 365 Home Premium (“Commercial Office 365”); Dynamics CRM Online; and Windows Azure.

Enterprise Services, including Premier product support services and Microsoft Consulting Services assist customers in developing, deploying, and managing Microsoft server and desktop solutions and provide training and certification to developers and information technology professionals on various Microsoft products.

Commercial Office 365 is an online services offering of Microsoft Office, Exchange, SharePoint, Lync, and Microsoft Office Web Apps.

Dynamics CRM Online is designed to provide customer relationship management and supply chain management for small and mid-size businesses, large organizations, and divisions of global enterprises. Revenue is largely driven by the number of information workers licensed.

Windows Azure is a scalable operating system with computing, storage, database, and management, along with comprehensive cloud solutions, from which customers can build, deploy, and manage enterprise workloads and web applications. These services also include a platform that helps developers build and connect applications and services in the cloud. Our goal is to enable customers to devote more resources to development and use of applications that benefit their businesses, rather than managing on-premises hardware and software.

Competition

The Enterprise Services business competes with a wide range of companies, including multinational consulting firms and small niche businesses focused on specific technologies.

Microsoft Dynamics CRM’s online offerings compete directly with Salesforce.com’s on-demand CRM offerings.

Azure faces diverse competition from companies such as Amazon, Google, IBM, Oracle, Salesforce.com, VMware, and other open source offerings.